UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2015

TopBuild Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36870	47-3096382
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Jimmy Ann Drive, Daytona Beach, Florida (Address of Principal Executive Offices)	32114 (Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.    Results of Operations and Financial Condition.

On July 28, 2015, TopBuild Corp. (the “Company”) issued a press release announcing certain preliminary results for the quarter ended June 30, 2015 (the “Press Release”). The Press Release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Current Report on Form 8-K (this “Report”) are incorporated herein by reference.

The information in the Press Release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), only if and to the extent such subsequent filing specifically references such information.

In the Press Release, the Company makes reference to certain non-GAAP financial measures, including adjusted EBITDA contribution on incremental revenue. Management believes the use of such non-GAAP measures provides increased transparency and assists investors in understanding the underlying operating performance of the Company and its segments and in the analysis of ongoing operating trends. The calculation of adjusted EBITDA contribution on incremental revenue is not specified by United States generally accepted accounting principles (GAAP), and these measures may not be comparable to similarly-titled measures of other companies. The Company has not provided a quantitative reconciliation of the preliminary adjusted EBITDA contribution on incremental revenue included in the press release to the most comparable financial measure or measures calculated and presented in accordance with GAAP, due primarily to the timing of the closing of the Company’s financial records for the quarter ended June  30, 2015 and the difficulty in forecasting and quantifying the exact amount of the items excluded from adjusted EBITDA contribution on incremental revenue that will be included in the comparable GAAP financial measures such that it is not practicable to produce such reconciliations for this financial information without unreasonable effort.

Item 7.01.    Regulation FD Disclosure.

On July 28, 2015, the Company issued a Press Release announcing certain preliminary results for the quarter ended June 30, 2015. The Press Release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

Exhibit Number	Title
99.1	Press release issued by TopBuild Corp., dated July 28, 2015, announcing certain preliminary results for the quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: July 28, 2015

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release issued by TopBuild Corp., dated July 28, 2015, announcing certain preliminary results for the quarter ended June 30, 2015.